TOUCHSTONE STRATEGIC TRUST
Touchstone Large Company Growth Fund (the “Target Fund”)
Supplement dated October 28, 2025 to the Prospectus, Summary Prospectus,
and Statement of Additional Information dated October 28, 2025
IMPORTANT NOTICE REGARDING CHANGES TO THE TARGET FUND
Proposed Reorganization
In a supplement dated August 25, 2025, the proposed conversion of the Target Fund, a mutual fund series of Touchstone Strategic Trust (the “Trust”) from a mutual fund to an exchange-traded fund (an “ETF”) through the reorganization of the Target Fund into a newly created ETF series of Touchstone ETF Trust (the “Reorganization”), was announced. The newly created ETF will serve as the acquiring fund in the Reorganization (the “Acquiring ETF” and together with the Target Fund, the “Funds”). The Reorganization does not require shareholder approval and is expected to be tax-free for U.S. federal income tax purposes.
Under the terms of the Agreement and Plan of Reorganization, the Target Fund would transfer all of its assets to the Acquiring ETF in exchange for shares of the Acquiring ETF. The Acquiring ETF would also assume all of the Target Fund's liabilities. The shares of the Acquiring ETF would then be distributed to the Target Fund's shareholders, and the Target Fund would be terminated.
Prior to the Reorganization, any dividends paid by the Target Fund will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Fund.
A Prospectus/Information Statement containing more information regarding the Reorganization will be filed with the Securities and Exchange Commission (the “SEC”), and once effective, will be mailed to Target Fund shareholders on or about February 6, 2026. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring ETF shares received in the Reorganization. The Reorganization is expected to be completed on or about March 13, 2026, or as soon as practicable thereafter. Expenses associated with the Reorganization will be borne by Touchstone Advisors, Inc. (“Touchstone”).
In connection with the Reorganization, it is expected that the Target Fund will close to new fund direct shareholders on or about November 30, 2025. Current Target Fund shareholders or those purchasing through a brokerage account at a financial intermediary may continue to purchase shares of the Target Fund until February 27, 2026.
After the Reorganization, shareholders may only purchase or sell shares of the Acquiring ETF on a national securities exchange at prevailing market prices through a brokerage account at a financial intermediary.
More Information About the Funds
Touchstone serves as the investment adviser to the Target Fund and will also serve as the investment adviser to the Acquiring ETF. The Target Fund’s sub-adviser, DSM Capital Partners, LLC, will serve as sub-adviser to the Acquiring ETF. The Acquiring ETF’s investment goal and principal investment strategies and risks will be identical to the Target Fund’s investment goal and principal investment strategies and risks. The Acquiring ETF, however, will be subject to certain risks unique to operating as an ETF.
You can obtain a copy of the prospectus or SAI for the Acquiring ETF, once available, by visiting the website at TouchstoneInvestments.com/ETFs, by calling (833) 368-7383, or by contacting your financial adviser.

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The SEC has not approved or disapproved the registration statement of the Acquiring ETF. Any representation to the contrary is a criminal offense. No person has been authorized to give any information or make any representation not contained in this supplement and, if so given or made, such information or representation must not be relied upon as having been authorized. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Target Fund and the Acquiring ETF, or to receive a free copy of the Prospectus/Information Statement, once it is available, please contact your financial adviser or Touchstone at 800.543.0407. The Prospectus/Information Statement will contain important information about the Target Fund and the Acquiring ETF’s goals, strategies, fees, expenses, risks, and the Board's considerations in approving the Reorganization. The Prospectus/Information Statement also will be available for free on the SEC's website (www.sec.gov).
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
A Member of Western & Southern Financial Group
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.
TSF-TU67000-SUP-2510